Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Knightscope, Inc. (the “Company”) hereby certifies, to the best of their knowledge, that:

(i)

the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2026	By:	/s/ Apoorv Dwivedi
		Name:	Apoorv Dwivedi
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)